UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2005

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On September 30, 2005, the Company accepted a notice from Barron Partners LP of its intent to convert the entire amount of an $800,000 convertible promissory note to 16,000,000 shares of the Company's Series A Preferred Stock at $0.05 per share.  The shares were issued on September 30, 2005.

On September 30, 2005, the Company accepted notices from a group of 7 holders of an aggregate of $220,000 in convertible secured promissory notes payable (the "Note Holders") of their intent to convert the entire amount of outstanding principal on their notes to an aggregate of 2,200,000 shares of VillageEDOCS' restricted common stock at $0.10 per share.   The shares were issued on September 30, 2005.

The Note Holders had previously purchased their notes from C. Alan and Joan P. Williams during August and September 2005.  The Company and the Note Holders subsequently executed agreements to amend the terms of the notes to reduce the conversion price to $0.10 per share from $0.14 per share subject to the notes being converted to common stock within 30 days of the date of the amendment.

On September 30, 2005 and in connection with the amendment and subsequent conversion of the notes, the Company issued an aggregate of 148,336 shares of its restricted common stock to 5 individuals as finder's fees.  The 148,336 shares were issued at $0.15 per share (fair value on date of issuance).

The entire amount of principal and interest on the notes was due at the earlier of one of three events, but not later than October 31, 2007.  Pursuant to the terms of the original notes held by the Williams, the shares of common stock underlying the notes were subject to piggyback registration rights.  The registration right was transferred to the Note Holders along with the conversion right when they purchased the notes from the Williams.

All offers and sales of our securities described above were made pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 9.01  Financial Statements and Exhibits.

Exhibit 4.1	Form of Note Assignment.*

Exhibit 4.2	Form of Promissory Note Modification Agreement.*

Exhibit 4.2	Form of Notice of Intent to Exercise Conversion Right.*

Exhibit 4.4	Form of Convertible Secured Promissory Note. Previously filed as Exhibit 4.6 to the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002.

Exhibit 4.5

Promissory Note Modification Agreement dated May 9, 2002 by and among the Company, Joan P. Williams and C. Alan Williams.  Previously filed as Exhibit 4.3 to the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002

Exhibit 4.6	Notice of Conversion dated September 30, 2005 by Barron Partners, LP.*

Exhibit 4.7

Convertible Note to Barron Partners LP dated April 13, 2005.  Previously filed as Exhibit 4.6 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2005.

* Filed or furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 5, 2005                                                VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer